Principal Real Estate Income Fund	Statement of Investments

July 31, 2026 (Unaudited)

Description	Shares	Value (Note 2)
COMMON STOCKS (47.57%)
Investment Management/Advisory Services (0.28%)
Centuria Capital Group	202,313	$208,554

Private Equity (0.33%)
CapitaLand Investment, Ltd./Singapore	91,600	189,993
Centuria Capital Group(a)	55,202	56,905
Total Private Equity		246,898

Real Estate Management/Services (0.91%)
Mitsubishi Estate Co., Ltd.	23,300	570,107
Qualitas, Ltd.	47,681	101,659
Total Real Estate Management/Services		671,766

Real Estate Operation/Development (1.75%)
CK Asset Holdings, Ltd.	18,000	109,803
CTP NV(b)(c)	10,200	183,254
Hang Lung Properties, Ltd.	288,000	267,714
Hongkong Land Holdings, Ltd.	45,800	371,896
Sumitomo Realty & Development Co., Ltd.	16,100	364,591
Total Real Estate Operation/Development		1,297,258

REITS-Apartments (4.73%)
American Homes 4 Rent	18,696	624,820
Centurion Accommodation Reit(a)	487,079	429,178
Equity Residential	9,794	650,811
Essex Property Trust, Inc.	1,511	429,335
GO Residential Real Estate Investment Trust(b)(c)	47,855	461,801
Invitation Homes, Inc.	25,026	743,773
UNITE Group PLC	22,142	160,549
Total REITS-Apartments		3,500,267

REITS-Diversified (12.91%)
Blackstone Digital Infrastructure Trust, Inc.(a)	11,455	238,379
British Land Co. PLC	61,054	363,701
Crown Castle, Inc.	4,827	368,300
Digital Realty Trust, Inc.	1,322	249,224
Equinix, Inc.	2,577	2,626,685
FrontView REIT, Inc.	31,330	637,252
Gaming and Leisure Properties, Inc.	28,299	1,267,512
Mercialys SA	125,603	1,738,069
Merlin Properties Socimi SA	18,209	316,225
Sekisui House Reit, Inc.	791	376,844
Stockland	153,466	461,102
Stoneweg Europe Stapled Trust	225,760	413,933
Warehouses De Pauw CVA	19,640	505,500
Total REITS-Diversified		9,562,726

REITS-Health Care (9.88%)
American Healthcare REIT, Inc.	7,054	392,202
Chartwell Retirement Residence	13,700	220,768
Healthpeak Properties, Inc.	41,661	909,460
Janus Living, Inc.	11,709	353,729
National Health Investors, Inc.	5,847	448,172
Sabra Health Care REIT, Inc.	92,141	1,950,625
Ventas, Inc.	12,635	1,181,499

Principal Real Estate Income Fund	Statement of Investments

July 31, 2026 (Unaudited)

Description	Shares	Value (Note 2)
REITS-Health Care (continued)
Welltower, Inc.	7,930	$1,859,109
Total REITS-Health Care		7,315,564

REITS-Manufactured Homes (0.60%)
Sun Communities, Inc.	3,598	444,281

REITS-Office Property (2.13%)
Brandywine Realty Trust	85,727	260,610
Cousins Properties, Inc.	13,560	427,818
Kilroy Realty Corp.	10,414	404,271
SL Green Realty Corp.	3,961	209,656
Vornado Realty Trust	6,991	275,376
Total REITS-Office Property		1,577,731

REITS-Shopping Centers (3.46%)
Japan Retail Fund Investment Corp.	319	236,385
Link REIT	68,400	341,198
Saul Centers, Inc.	28,300	964,181
Unibail-Rodamco-Westfield	8,373	1,016,706
Total REITS-Shopping Centers		2,558,470

REITS-Storage (3.26%)
Extra Space Storage, Inc.	5,052	747,898
Iron Mountain, Inc.	8,215	1,004,859
Smartstop Self Storage REIT, Inc.	19,788	663,689
Total REITS-Storage		2,416,446

REITS-Warehouse/Industrials (7.07%)
AIMS AMP Capital Industrial REIT	172,132	214,754
Americold Realty Trust	20,000	281,800
CRE Logistics REIT, Inc.	192	170,152
Dream Industrial Real Estate Investment Trust	15,300	157,055
EastGroup Properties, Inc.	2,992	625,358
Goodman Group	47,514	995,308
Mitsubishi Estate Logistics REIT Investment Corp.	252	197,190
Nexus Industrial REIT	80,800	470,903
PRO Real Estate Investment Trust	31,603	160,061
Prologis, Inc.	6,087	880,241
Rexford Industrial Realty, Inc.	15,784	596,162
UI Boustead REIT(a)	784,100	489,126
Total REITS-Warehouse/Industrials		5,238,110

Storage (0.26%)
Safestore Holdings PLC	23,425	194,319
TOTAL COMMON STOCKS
(Cost $30,354,702)		$35,232,390

	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (93.91%)
Commercial Mortgage-Backed Securities-Other (21.53%)
Bank 2021-BN35(c)(d)(e)	1.500%	06/15/64	$3,100,000	184,956
Bank5 2024-5YR12(d)(e)	0.201%	12/15/57	158,121,000	645,766
Barclays Commercial Mortgage Securities
Llc
2024-C26(c)(d)(e)	2.568%	05/15/34	4,557,500	654,968
2025-C32(c)	4.500%	01/15/35	3,000,000	1,928,441
2026-5C40(c)(d)(e)	2.339%	02/15/59	1,500,000	123,680
Benchmark Mortgage Trust

Principal Real Estate Income Fund	Statement of Investments

July 31, 2026 (Unaudited)

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage-Backed Securities-Other (continued)
2022-B36(c)(d)(e)	2.788%	05/15/32	$15,860,000	$2,140,320
2023-B40(c)(d)(e)	3.914%	08/15/33	4,000,000	760,104
BMO Mortgage Trust
2024-C9(c)(d)(e)	2.100%	07/15/34	9,145,000	969,606
2025-5C12(c)(d)(e)	2.283%	10/15/58	13,236,000	1,003,057
BX Trust 2025-BIO3(c)(d)(e)	0.961%	02/10/30	30,000,000	685,002
Comm Mortgage Trust 2025-167G(c)(d)(e)	0.614%	08/10/30	85,000,000	1,184,900
Jpmbb Commercial Mortgage Securities Trust 2013-C15(c)(d)(e)	1.196%	11/15/45	8,561,709	76,734
Morgan Stanley Baml Trust 2015-C20(c)(d)(e)	1.745%	02/15/48	16,967,678	326,054
Morgan Stanley Capital I Trust 2016-UB11(c)(d)(e)	1.500%	08/15/26	13,495,500	135
Wells Fargo Commercial Mortgage Trust
2022-C62(d)(e)	0.048%	04/15/55	45,827,000	99,266
2024-5C2(c)(d)(e)	2.284%	11/15/57	9,160,000	537,568
2025-5C3(c)(d)(e)	2.884%	01/15/58	32,613,000	2,614,849
2025-5C5(c)(d)(e)	2.691%	07/15/58	21,800,000	1,882,807
2026-5C8(c)(d)(e)	2.002%	03/15/59	1,777,000	124,014
Total Commercial Mortgage-Backed Securities-Other				15,942,227

Commercial Mortgage-Backed Securities-Subordinated (72.38%)
Bank
2019-BN21(c)	2.500%	10/17/52	2,500,000	1,857,971
2020-BN25(c)(d)	2.025%	02/15/30	3,000,000	1,719,283
2020-BN25(c)	2.500%	01/15/30	1,250,000	883,518
2020-BN27(c)	2.500%	04/15/30	1,949,000	1,504,574
2021-BN35(c)(d)	1.771%	08/15/31	3,200,000	1,638,008
Barclays Commercial Mortgage Securities
Llc
2024-C24(c)(d)(e)	3.174%	02/15/34	2,900,000	449,833
2024-C24(c)	4.250%	01/15/34	2,125,000	1,511,641
2024-C24(c)	4.250%	02/15/34	2,900,000	1,669,702
2026-5C40(c)	4.250%	01/15/31	1,500,000	1,050,697
Benchmark Mortgage Trust
2018-B6(c)(d)	3.238%	09/10/28	1,719,500	1,303,589
2019-B15(d)	3.828%	12/15/29	1,862,000	1,504,156
2020-B19	3.211%	09/15/30	2,000,000	1,518,196
2021-B31(c)	2.250%	11/15/31	1,149,000	663,055
2023-B40(c)	4.000%	12/15/33	1,290,000	891,820
BMO 2022-C1 Mortgage Trust 2022-C1(c)	2.000%	02/15/32	5,548,000	3,828,119
BMO Mortgage Trust
2023-C4(c)(d)	6.057%	01/15/33	2,125,000	1,883,414
2024-5C4(c)(d)(e)	3.002%	05/15/29	6,804,500	429,134
2025-5C12(c)	4.500%	10/15/58	2,800,000	1,971,430
BX Trust 2024-BIO2(c)(d)	7.970%	08/13/29	1,420,000	1,336,342
Cantor Commercial Real Estate Lending 2019-CF2(d)	3.714%	10/15/29	1,750,000	1,549,038
Citigroup Commercial Mortgage Trust
2019-C7(d)	4.048%	10/15/29	2,700,000	2,478,163
2019-GC41(c)	3.000%	08/10/29	1,600,000	1,268,600
2019-GC43(c)	3.000%	11/10/29	4,074,000	2,360,096
2019-GC43(d)	3.731%	11/10/29	2,000,000	1,620,743
Comm Mortgage Trust
2013-LC6(c)(d)	3.860%	01/10/46	45,804	44,522
2014-UBS5(c)	3.495%	09/10/47	5,004,500	3,325,878
2015-LC19(d)	4.568%	02/10/48	689,421	672,646
JP Morgan Chase Commercial Mortgage Sec Trust 2012-C6(c)(d)	5.138%	05/15/45	280,745	277,982
Legends Outlets (Kansas City, KS) Mortgage Secured Pass-through Trust 2024-LGND(c)	10.034%	11/05/27	2,320,000	2,291,611
Morgan Stanley Capital I Trust
2019-H6(c)	3.000%	06/15/29	1,750,000	1,459,904
2020-L4	3.082%	02/15/30	541,000	483,626

Principal Real Estate Income Fund	Statement of Investments

July 31, 2026 (Unaudited)

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage-Backed Securities-Subordinated (continued)
Msrw Pass-through Trust
2026-CHICOS(c)	9.231%	02/15/46	$2,437,568	$2,368,615
2026-FAYM(c)(d)	9.682%	05/15/31	2,000,000	1,980,831
NYC Commercial Mortgage Trust 2025-28L(c)(d)	8.401%	11/05/28	1,500,000	1,497,403
UBS Commercial Mortgage Trust 2019-C17(c)	2.500%	10/15/29	1,400,000	1,079,455
Wells Fargo Commercial Mortgage Trust 2026-5C8(c)	4.500%	02/15/31	1,777,000	1,232,682
Total Commercial Mortgage-Backed Securities-Subordinated				53,606,277

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $70,839,834)				$69,548,504

	Shares
MUTUAL FUNDS (0.54%)
Closed-end Funds (0.54%)
Qualitas Real Estate Income Fund	364,072	$398,359

TOTAL MUTUAL FUNDS
(Cost $382,491)		$398,359

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (0.66%)
State Street Institutional Treasury Plus Money Market Fund - Premier Class	3.615%	488,989	488,989

TOTAL SHORT-TERM INVESTMENTS
(Cost $488,989)			$488,989

TOTAL INVESTMENTS (142.68%)
(Cost $102,066,016)			$105,668,242

Liabilities in Excess of Other Assets (-42.68%)			(31,606,752)
NET ASSETS (100.00%)			$74,061,490

(a)	Non-income producing security.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of July 31, 2026, the aggregate value of those securities was $645,055 representing 0.87% of net assets.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of July 31, 2026, the aggregate market value of those securities was $59,621,959, representing 80.50% of net assets.
(d)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at July 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Interest only security.

Principal Real Estate Income Fund	Notes to Financial Statements

July 31, 2026 (Unaudited)

1. ORGANIZATION

Principal Real Estate Income Fund (the “Fund”) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value per share will vary and its distribution rate may vary, and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amount of increase or decrease in net assets from operations during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on July 31, 2026. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. The Fund’s Treasurer is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Portfolio Valuation: The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per common share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board” or “Trustees”). Net asset value per share is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities (“CMBS”) and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its common shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed ALPS Advisors, Inc. (“AAI” or the “Adviser”) to serve as the valuation designee to perform fair value determinations for investments in the Fund. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and salability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Principal Real Estate Income Fund	Notes to Financial Statements

July 31, 2026 (Unaudited)

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Discounts and premiums on commercial mortgage-backed securities purchased are accreted or amortized using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes. Paydown gains and losses on mortgage-related and other asset-back securities, if any, are recorded as components of interest income in the Statement of Operations. Interest-only stripped mortgage-backed securities (“IO Strips”) are securities that receive only interest payments from a pool of mortgage loans. Little to no principal will be received by the Fund upon maturity of an IO Strip. Periodic adjustments are recorded to reduce the cost of the security until maturity, which are included in interest income.

Fair Value Measurements: Investments in the Fund are recorded at their estimated fair value. The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Principal Real Estate Income Fund	Notes to Financial Statements

July 31, 2026 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2026:

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$35,232,390	$–	$–	$35,232,390
Commercial Mortgage-Backed Securities	–	69,548,504	–	69,548,504
Mutual Funds	398,359	–	–	398,359
Short-Term Investments	488,989	–	–	488,989
Total	$36,119,738	$69,548,504	$–	$105,668,242

*	See Statement of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3, during the period ended July 31, 2026.

Commercial Mortgage-Backed Securities: As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s common shares and, after that basis has been reduced to zero, will constitute capital gains to the common shareholder.

Principal Real Estate Income Fund	Notes to Financial Statements

July 31, 2026 (Unaudited)

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Market Disruption and Geopolitical Risk: The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as the war in Ukraine, or the conflict in the Middle East, terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Social, technological, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, recession, changes in currency rates, actual or threatened wars, terrorism, conflicts and social unrest, and bank failures may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, even if the Fund does not invest directly in issuers that participate in the sectors or industries experiencing such types of change. These types of adverse developments could result from under-regulated markets, novel and maturing markets (for example, the market for artificial intelligence). For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Similarly, the increasingly widespread use of artificial intelligence by issuers and market participants and investments in such technologies by issuers may significantly impact the economy, financial markets and issuers. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, persists for an extended period of time. Such events could impact the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investments may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory, other activities on behalf the Fund.

Principal Real Estate Income Fund	Notes to Financial Statements

July 31, 2026 (Unaudited)

Shareholder Activism Risk: Shareholder activism involving closed-end funds can take many forms, including engaging in public campaigns to demand that the Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Trustees, or seeking other actions such as a termination of the Fund’s investment advisory contract with its current investment manager, or commencing litigation. If the Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Fund. Further, the Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties arising from or in connection with any shareholder activism.